UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

______________________________

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4322 South 49th West Avenue	74107
Tulsa, Oklahoma	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (918) 592-7900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 1, 2006, Syntroleum Corporation (“Syntroleum”) reported second quarter 2006 earnings. For additional information regarding Syntroleum’s second quarter 2006 earnings, please refer to Syntroleum’s press release attached to this report as Exhibit 99.1, which is incorporated by reference herein.

The information being furnished pursuant to Item 2.02 of this Form 8-K shall be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall be incorporated by reference into filings under the Securities Act of 1933, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

The following exhibit is filed herewith:

99.1	Press Release issued August 1, 2006 regarding Syntroleum Corporation’s second quarter 2006 earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006
SYNTROLEUM CORPORATION

By:	/s/ Greg G. Jenkins
Greg G. Jenkins
Executive Vice President of Finance and Business Development and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued August 1, 2006 regarding Syntroleum Corporation’s second quarter 2006 earnings